CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) - USD ($)	3 Months Ended		12 Months Ended
	Nov. 30, 2020	Nov. 30, 2019	Aug. 31, 2020	Aug. 31, 2019
Consolidated Statements Of Operations
Revenue
Operating expenses
Selling, general and administrative	1,999,785	620,781	5,323,579	4,431,643
Research and product development	547,864	579,000	2,279,884	1,979,222
Total operating expenses	2,547,649	1,199,781	7,603,463	6,410,865
Loss from operations	(2,547,649)	(1,199,781)	(7,603,463)	(6,410,865)
Other income (expense)
Interest income	19,389	94,503	250,401	315,344
Loss on disposal of assets	(8,775)
Interest expense				(128,239)
Accretion of debt discount				(663,918)
Total other income (expense)	10,614	94,503	250,401	(476,813)
Net loss	$ (2,537,035)	$ (1,105,278)	$ (7,353,062)	$ (6,887,678)
Basic and Diluted Loss per Common Share	$ (0.05)	$ (0.02)	$ (0.14)	$ (0.14)
Weighted average number of common shares outstanding - basic and diluted	52,959,323	52,959,323	52,959,323	48,686,720